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                                                                    Exhibit 23


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Interface, Inc.
Atlanta, Georgia

     We hereby consent to the incorporation by reference in the Prospectuses constituting a part of the Company's Registration Statements on Form S-8 (File Numbers 33-28305, 33-28307, 33-69808, 333-10379 and 333-10377) of our reports dated February 20, 1997, relating to the consolidated financial statements and schedules of Interface, Inc. appearing in the Company's Form 10-K for the year ended December 29, 1996.

     We also consent to the reference to us under the caption "Experts" in the Prospectuses.


                                                     BDO SEIDMAN, LLP

Atlanta, Georgia
March 28, 1997